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                                                           DRAFT OF MAY 31, 1996

                          Greenwich Air Services, Inc.

                                  $150,000,000
                             % Senior Notes Due 2006

                             Underwriting Agreement

                                        New York, New York

                                                                          , 1996

Salomon Brothers Inc
Oppenheimer & Co., Inc.
Dillon, Read & Co. Inc.
as Representatives of the several Underwriters, c/o Salomon Brothers Inc
Seven World Trade Center
New York, New York 10048

Dear Sirs:

          Greenwich Air Services, Inc., a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule I hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, $150,000,000 principal amount of its _______% Senior Notes Due 2006 ("Notes"), to be issued under an indenture (the "Indenture") to be dated as of __________________, 1996, among the Company, the Subsidiary Guarantors (as defined therein) and American Stock Transfer & Trust Company, as trustee (the "Trustee"). The Notes are to be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Subsidiary Guarantors in accordance with the terms of the Indenture and will also be secured by a pledge of 65% of the capital stock of Greenwich Caledonian, Limited (formerly known as Aviall Limited and hereinafter "Aviall U.K.") pursuant to a pledge and security agreement (the "Pledge and Security Agreement") to be dated as of _______, 1996, among the Company, Aviall U.K. and the Bank of New York Commercial Corporation. Such guarantees are hereinafter collectively referred to as "Guarantees" and the Notes and the Guarantees are hereinafter collectively referred to as "Securities".

          The Notes are being issued and sold and the Guarantees are being issued in connection with (i) the acquisition by the Company through a wholly-owned subsidiary (the "Aviall Acquisition") of the gas turbine engine services and engine components repair business (the "Aviall Business") of Aviall, Inc. and Aviall Services, Inc. ("Aviall") pursuant to a purchase and sale agreement dated April 19, 1996, between GASI Engine Services Corporation, the Company and Aviall (the "Purchase


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Agreement"); and (ii) the refinancing by the Company of substantially all of its indebtedness under its existing credit facility with The Bank of New York Commercial Corporation (the "Refinancing") through a $175 million senior secured revolving credit facility dated ______________, 1996 between the Company and The Bank of New York Commercial Corporation, individually and as agent for other lenders (the "New Credit Facility"). The Aviall Acquisition and the Refinancing are referred to herein as the "Transactions" and the Purchase Agreement and the New Credit Facility are referred to herein as the "Transaction Documents".

          It is understood and agreed that prior to or concurrently with the Closing Date (as defined in Section 3 hereof) the Company will consummate the Transactions. For the purposes of this Agreement, at the Closing Date the term the "Company" shall mean the Company as it would exist immediately following the Aviall Acquisition.

          1. REPRESENTATIONS AND WARRANTIES. The Company and the Subsidiary Guarantors jointly and severally represent and warrant to, and agree with, each Underwriter as set forth below in this Section 1. Certain terms used in this
Section 1 are defined in paragraph (aa) hereof.

          (a) The Company and the Subsidiary Guarantors have filed with the Securities and Exchange Commission (the "Commission") a registration statement (file number 333-4164) on Form S-1, including a related preliminary prospectus, for the registration under the Securities Act of 1933 (the "Act") of the offering and sale of the Securities. The Company and the Subsidiary Guarantors may have filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to you. The Company and the Subsidiary Guarantors will next file with the Commission either (i) prior to effectiveness of such registration statement, a further amendment to such registration statement (including the form of final prospectus) or (ii) after effectiveness of such registration statement, a final prospectus in accordance with Rules 430A and 424(b)(1) or (4). In the case of clause
     (ii), the Company and the Subsidiary Guarantors have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Prospectus with respect to the Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you


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     prior to the Execution Time or, to the extent not completed at the
     Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          (b) On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company and the Subsidiary Guarantors make no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or
     (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company and the Subsidiary Guarantors by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

          (c) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, other than where the failure to so


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     qualify would not, individually or in the aggregate, have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a consolidated whole.

          (d) Each subsidiary of the Company (including each Subsidiary Guarantor) has been duly incorporated or formed and is an existing corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, other than where the failure to qualify would not, individually or in the aggregate, have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a consolidated whole; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects other than pursuant to the Pledge and Security Agreement; the Company has no subsidiaries other than the Subsidiary Guarantors and Aviall U.K., and does not control, directly or indirectly, any other corporation, partnership, joint venture, association or other business or organization.

          (e) Each of the Indenture and the Pledge and Security Agreement has been duly authorized; the Securities have been duly authorized; and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture and the Pledge and Security Agreement will have been duly executed and delivered, the Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Prospectus and the Indenture, the Pledge and Security Agreement and the Securities will constitute valid and legally binding obligations of the Company and the Subsidiary Guarantors, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws general applicability relating to or affecting creditors' rights and to general equity principles.

          (f) This Agreement has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor.


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          (g)  The Company and each subsidiary have all necessary power and authority to enter into and consummate the Transactions and execute, deliver and perform their obligations under the Transaction Documents to which they are a party; each Transaction Document has been or, by the Closing Date, will be duly executed and delivered by the Company and each of its subsidiaries party thereto substantially in the form previously delivered to you and, when executed and delivered by the Company or such subsidiary, will constitute legal, valid and binding obligations of the Company and such subsidiary enforceable against the Company or such subsidiary, as the case may be, in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

          (h) Each of the Company and its subsidiaries (including the Subsidiary Guarantors) is not in violation of any term or provision of its charter or by-laws.

          (i) Except to the extent set forth in the Registration Statement and the Prospectus, the Company and each of the Subsidiary Guarantors have not received any written notice of, nor does any of them have any actual knowledge of, any failure by it or any of its subsidiaries to be in substantial compliance with all existing statutes and regulations applicable to it or such subsidiaries, which failure could materially and adversely affect the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a consolidated whole.

          (j) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Company and the Subsidiary Guarantors, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws.

          (k) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them other than those the absence of which could not, individually or in the aggregate, have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a consolidated whole, and have not received any written notice of


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     proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a consolidated whole.

          (l) The execution, delivery and performance of the Indenture, the Pledge and Security Agreement, the Transaction Documents and this Agreement, and issuance and sale of the Securities and compliance with the terms and provisions hereof and thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties or any material agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company and Subsidiary Guarantors have full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

          (m) Except as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other material properties and assets owned by them, in each case free from liens, encumbrances and defects that could materially affect the value thereof or materially interfere with the use made or presently contemplated to be made thereof by them; and except as disclosed in the Registration Statement and the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions that are material or could materially interfere with the use made or presently contemplated to be made thereof by them.

          (n) Except as disclosed in the Registration Statement and the Prospectus, there are no pending actions, suits or proceedings (governmental or otherwise) against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries taken as a consolidated whole, or would materially and


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     adversely affect the ability of the Company or any of its subsidiaries
     (including the Subsidiary Guarantors) to perform their respective obligations under the Indenture, the Pledge and Security Agreement or this Agreement, or which are otherwise material in the context of the sale of the Securities; and, to the Company's knowledge, no such actions, suits or proceedings are threatened.

          (o) Except as disclosed in the Registration Statement and the Prospectus, no labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that could, individually or in the aggregate, have a material adverse effect on the assets or any real property of the Company or its subsidiaries ("Property" or "Properties"), financial condition or business, net worth or results of operations of the Company and its subsidiaries taken as a consolidated whole.

          (p) Except as disclosed in the Registration Statement and the Prospectus, the Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") materially necessary for the conduct of its business as described in the Registration Statement and the Prospectus. The Company has not received any notice of, or to its knowledge is not aware of, any infringement of or conflict with asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a consolidated whole.

          (q) The financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods and as of the dates shown, and such consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis, except as otherwise stated therein and except for the unaudited financial statements to the extent such unaudited financial statements omit certain footnote disclosures and may be subject to year-end audit adjustment which would not, individually or in the aggregate, be material. The schedules included in the Registration Statement present fairly in all material respects the information required to be stated therein; and the


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     historical financial information and statistical data set forth in the
     Prospectus under the captions "Summary Historical and Pro Forma Financial Data," "Capitalization," "Unaudited Pro Forma Financial Data," and "Selected Historical Financial Data" are fairly stated in all material respects in relation to the financial statements from which they have been derived. The pro forma data included in the Registration Statement and the Prospectus present fairly the information shown therein, comply in all material respects with the requirements of the Act and the Rules and Regulations with respect to pro forma financial statements, have been properly compiled on the pro forma basis described therein and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (r) Each of Deloitte & Touche LLP, Price Waterhouse LLP and KPMG Peat Marwick LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Act and the Rules.

          (s) There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act and the Rules. Each agreement listed in the Exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company and each of its subsidiaries party thereto in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto except where the failure to be in full force and effect or valid and enforceable in accordance with its terms does not materially adversely affect the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a consolidated whole. Neither the Company, nor to the best of the Company's knowledge, any other party is in default in the observance or performance of any material term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries taken as a consolidated whole. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and


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     observance of any term, covenant or condition, by the Company and its subsidiaries, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or its subsidiaries' properties or business may be bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a consolidated whole.

          (t) Subject to the disclosure set forth in the Registration Statement and Prospectus under the heading "Business - Environmental Matters," to the best knowledge of the Company, the Company's operations and facilities are in material compliance with all federal, state and local environmental laws and regulations. To the best knowledge of the Company the disclosure set forth in the Registration Statement and the Prospectus under the heading "Business - Environmental Matters" is true, complete and correct in all material respects.

          (u) As of March 31, 1996, the Company had an authorized and outstanding capitalization as set forth under the caption "Capitalization" in the Registration Statement and the Prospectus.

          (v) No transaction has occurred between or among the Company or any Subsidiary Guarantor and any of their respective officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

          (w) The Company has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it, to the extent that the same are material and have become due, except where the failure to so file or so pay could not have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a consolidated whole.

          (x) To the best knowledge of the Company the disclosure set forth in the Registration Statement and the Prospectus under the heading "Risk Factors - Product Liability Risks" is true, complete and correct in all material respects; neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from


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     similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition (financial or otherwise), business prospects, net worth or results of operations of the Company and its subsidiaries, except as described in or contemplated by the Prospectus.

          (y) The Company will apply the net proceeds from the sale of its Securities substantially in accordance with the description set forth in the Prospectus and any Preliminary Prospectus under the heading "Use of Proceeds."

          (z) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (a) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise), of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; (b) the Company and its subsidiaries have not sustained any loss or interference which would have a material adverse effect on its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (c) and since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected therein, the Company has not (1) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except for securities issued upon conversion or exercise of convertible debentures, warranties or stock options outstanding on the date of the Registration Statement and the Prospectus and disclosed therein liabilities or obligations incurred in the ordinary course of business, (2) entered into any transaction not in the ordinary course of business or (3) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.

          (aa) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in paragraph (a) above and any preliminary prospectus included

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     in the Registration Statement at the Effective Date that omits Rule 430A
     Information. "Prospectus" shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 424" and "Rule 430A" refer to such rules under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

          2. PURCHASE AND SALE. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and
not jointly, to purchase from the Company, at a purchase price of         % of
the principal amount thereof, the principal amount of the Securities set forth opposite such Underwriter's name in Schedule I hereto.

          3.   DELIVERY AND PAYMENT.  Delivery of and payment for the Securities
shall be made at 10:00 AM, New York City time, on           , 1996, or such
later date (not later than           1996) as the Representatives shall
designate, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds; provided, however, that payment of the purchase price of the Securities shall, at the option of the Company, be made by wire transfer of same day (Federal) funds so long as (i) such option is exercised by written notice to the Representatives no later than two business days prior to the Closing Date and (ii) the Company reimburses the Representatives for their overnight funding costs

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at or prior to the Closing Date.  Delivery of the Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office of Morgan, Lewis & Bockius LLP, New York, New York. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than two full business days in advance of the Closing Date.

               The Company agrees to have the Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

               4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

               5. AGREEMENTS. The Company and unless, otherwise specified, each Subsidiary Guarantor, jointly and severally agrees with the several Underwriters that:

               (a) The Company and the Subsidiary Guarantors will use their best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company and the Subsidiary Guarantors will not file any amendment of the Registration Statement or supplement to the Prospectus without your prior consent. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company and the Subsidiary Guarantors will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company and the Subsidiary Guarantors will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration

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          Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company and the Subsidiary Guarantors of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company and the Subsidiary Guarantors will use their best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

               (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Act or the rules thereunder, the Company and the Subsidiary Guarantors promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

               (c) As soon as practicable, the Company and the Subsidiary Guarantors will make generally available to the Company's security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

               (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

               (e) The Company and the Subsidiary Guarantors will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, will arrange for the determination of the legality of the Securities for purchase by institutional investors.

               (f) The Company and the Subsidiary Guarantors confirm as of the date hereof that each of them is in compliance with all provisions of
          Section 1 of Laws of Florida, Chapter 92-198, AN ACT RELATING TO DISCLOSURE OF DOING BUSINESS WITH CUBA, and the Company further agrees that if it or any Subsidiary Guarantor commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

               6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Securities shall be subject to the accuracy of the representations and warranties on the part of the Company and the Subsidiary Guarantors contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company and the Subsidiary Guarantors made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Subsidiary Guarantors of their obligations hereunder and to the following additional conditions:

               (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened;

               (b) The Company shall have furnished to the Representatives the opinion of Greenberg, Traurig, Hoffman, Lipoff, Rosen & Quentel, P.A., counsel for the Company and the Subsidiary Guarantors, dated the Closing Date, to the effect that:

                         (i) the Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, other than where the failure to so qualify could not, individually or in the aggregate, have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries taken as a consolidated whole;

                        (ii) each subsidiary of the Company has been duly incorporated or formed and is an existing corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, other than where the failure to qualify could not, individually or in the aggregate, have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects other than pursuant to the Pledge and Security Agreement. To such counsel's knowledge after due investigation, neither the Company nor any of its subsidiaries is in violation of any term or provision of their charter or by-laws and neither the Company nor any of its subsidiaries is in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company and its subsidiaries, taken as a consolidated whole.

                       (iii) each of the Indenture and the Pledge and Security Agreement has been duly authorized; the Securities have been duly authorized; and when the Securities are delivered and paid for pursuant to this Agreement on the Closing Date, the Indenture and the Pledge and Security Agreement will have been duly executed and delivered, the Securities will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Prospectus and the Indenture, the Pledge and Security Agreement and the Securities will constitute valid and legally binding obligations of the Company and the Subsidiary Guarantors, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, moratorium and similar laws general applicability relating to or affecting creditors' rights and to general equity principles;

                        (iv) this Agreement has been duly authorized, executed and delivered by the Company and each Subsidiary Guarantor;

                         (v) the Company and each subsidiary has all necessary corporate power and authority to enter into and consummate the Transactions and execute, deliver and perform its obligations under the Transaction Documents to which it is a party; each Transaction Document has been or, by the Closing Date, will be duly executed and delivered by the Company and each of its subsidiaries party thereto substantially in the form previously delivered to you and, when executed and delivered by the Company or such subsidiary, will constitute legal, valid and binding obligations of the Company and such subsidiary enforceable against the Company or such subsidiary, as the case may be, in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles;

                        (vi) no consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Company and the Subsidiary Guarantors, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws;

                       (vii)  to such counsel's knowledge after due
               investigation, the Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them other than those the absence of which would not, individually or in the aggregate, have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole and, to such counsel's knowledge after due investigation, the Company and its subsidiaries have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries, taken as a whole;

                      (viii) the execution, delivery and performance of the Indenture, the Pledge and Security Agreement, the Transaction Documents and this Agreement, and issuance and sale of the Securities and compliance with the terms and provisions hereof and thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties or, to such counsel's knowledge after due investigation, any material agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company and Subsidiary Guarantors have full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

                        (ix)  to such counsel's knowledge after due
               investigation, no default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company and its subsidiaries, of any agreement or instrument or other document to which the Company or any of its subsidiaries is a party or by which it or its subsidiaries' properties or business may be bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company and its subsidiaries, taken as a consolidated whole;

                         (x) except as disclosed in the Registration Statement and the Prospectus, to such counsel's knowledge after due investigation, there are no pending actions, suits or proceedings (governmental or otherwise) against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, could individually or in the aggregate have a material adverse effect on the financial condition or business, properties, net worth or results of operations of the Company and its subsidiaries taken as a consolidated whole, or would materially and adversely affect the ability of the Company or any of the Subsidiary Guarantors to perform their respective obligations under the Indenture or this Agreement, or which are otherwise material in the context of the sale of the Securities; and, to such counsel's knowledge after due investigation, no such actions, suits or proceedings are threatened;

                (xi) the Registration Statement has become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened and the Registration Statement and the Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Trust Indenture Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                       (xii) the statements in the Prospectus under "Business--Government Regulation"; "--Environmental Matters"; "--Legal Proceedings"; "Certain Transactions"; "Description of Capital Stock"; "Shares Eligible For Future Sale"; and "Description of Certain Indebtedness" insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries of the material provisions thereof and accurately present the information required with respect to such documents and matters. All contracts and other documents required to be filed as exhibits to, or described in, the Registration

               Statement have been so filed with the Commission or are described as required in the Registration Statement, as the case may be;

                      (xiii) as of March 31, 1996, the Company had an authorized and outstanding capitalization as set forth under the caption "Capitalization" in the Registration Statement and the Prospectus.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Subsidiary Guarantors and public officials. References to the Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

               (c) The Representatives shall have received from Morgan, Lewis & Bockius LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, this Agreement, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

               (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                      (i) the representations and warranties of the Company and the Subsidiary Guarantors in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company and each Subsidiary Guarantor has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                     (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                    (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto).

               (e) At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                      (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                     (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information for the six month period ended March 31, 1996 and as at March 31, 1996, as indicated in their report dated March 31, 1996; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and finance and audit committees of the Company and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to September 30, 1995, nothing came to their attention which caused them to believe that:

                         (A) any unaudited financial statements included in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-1; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; or

                         (B) with respect to the period subsequent to March 31, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders' equity of the Company as compared with the amounts shown on the March 31, 1996 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from April 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding fiscal year, in net sales, gross profit, income from operations, or in total or per share net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                    (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus and in Exhibits 11 and 12 to the Registration Statement, including the information set forth under the captions "Summary Historical and Pro Forma Financial Data", "Capitalization", "Unaudited Pro Forma Combined Financial Information", "Selected Historical Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                     (iv) On the basis of a reading of the unaudited pro forma financial statements included in the Registration Statement and the Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the Company and Aviall who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

               References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

               (f) At the Execution Time and at the Closing Date, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                      (i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                     (ii) on the basis of a reading of the latest unaudited financial statements made available by the Aviall Business; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial information for the three month period ended March 31, 1996 and as at March 31, 1996, as indicated in their report dated March 31, 1996; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; and inquiries of certain officials of the Aviall Business who have responsibility for financial and accounting matters of the Aviall Business and its subsidiaries as to transactions and events subsequent to December 31, 1995, nothing came to their attention which caused them to believe that:

                         (A) any unaudited financial statements of the Aviall Business included in the Registration Statement and the Prospectus do not comply in form in all material respects with applicable accounting requirements of the Act and with the published rules and regulations of the Commission with respect to registration statements on Form S-1; and said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; or

                         (B) with respect to the period subsequent to March 31, 1996, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the total debt of the Aviall Business and its subsidiaries or decreases in the Aviall investment of the Aviall Business or total assets of the Aviall Business as compared with the amounts shown on the March 31, 1996 consolidated balance sheet included in the Registration Statement and the Prospectus, or for the period from April 1, 1996 to such specified date there were any decreases, as compared with the corresponding period in the preceding fiscal year, in net sales, gross profits or in earnings (loss) of the Aviall Business and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

                    (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus agrees with the accounting records of the Aviall Business excluding any questions of legal interpretation.

               References to the Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

               (g) At the Execution Time, KPMG Peat Marwick LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable published rules and regulations thereunder and stating in effect that:

                      (i) in their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rule and regulations; and

                     (ii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

               (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraphs
          (e) and (f) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

               (i) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

               (j) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

               (k) At or prior to the Closing Date, the Company shall have entered into the New Credit Facility; no event shall have occurred and be continuing, the occurrence or continuance of which would relieve the lenders named therein of their obligation to advance funds, or preclude them from advancing funds, to the Company pursuant to the terms of the New Credit Facility; the New Credit Facility shall conform in all material respects to the terms and provisions described in the Prospectus; and the Company shall have provided to you and your counsel copies of such closing documents delivered to the lenders as you or your counsel may reasonably request (including originals addressed to you of any legal opinions of counsel for the Company).

               (l) At the Closing Date, the Purchase Agreement shall be in full force and effect; the closing contemplated by the Purchase Agreement shall have been consummated in accordance with the terms thereof in all material respects (except to the extent any conditions precedent have been waived with your prior written consent, which consent shall not be unreasonably withheld); and the Company shall have provided to you or your counsel copies of all closing documents delivered to the parties to the transactions contemplated by the Purchase Agreement (including originals addressed to you of any legal opinions of counsel for the Company).

               If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

               7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Subsidiary Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

               8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company and each of the Subsidiary Guarantors, on a joint and several basis, agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Securities Exchange Act of 1934 (the "Exchange Act") against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company and the Subsidiary Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company and the Subsidiary Guarantors may otherwise have.

               (b) Each Underwriter severally and not jointly, agrees to indemnify and hold harmless the Company and each Subsidiary Guarantor, each of their directors, each of their officers who signs the Registration Statement, and each person who controls the Company or a Subsidiary Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company and each Subsidiary Guarantor to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Representatives, confirm that such statements are correct.

               (c)  Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
(i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

               (d)  In the event that the indemnity provided in paragraph (a) or
(b) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Subsidiary Guarantors on the one hand and the Underwriters on the other agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and the Subsidiary Guarantors on the one hand and one or more of the Underwriters on the other may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and its Subsidiary Guarantors on the one hand and by the Underwriters on the other from the offering of the Securities; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Subsidiary Guarantors on the one hand and the Underwriters on the other shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Subsidiary Guarantors on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Subsidiary Guarantors shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the

Company and the Subsidiary Guarantors or the Underwriters. The Company and the Subsidiary Guarantors and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company or a Subsidiary Guarantor within the meaning of either the Act or the Exchange Act, each officer of the Company or a Subsidiary Guarantor who shall have signed the Registration Statement and each director of the Company or a Subsidiary Guarantor shall have the same rights to contribution as the Company and the Subsidiary Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

               9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate principal amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the aggregate principal amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company and the Subsidiary Guarantors. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

               10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the National Association of Securities Dealers Automated Quotation National Market System or trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on either of such Exchange or Market System, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus (exclusive of any supplement thereto).

               11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company and the Subsidiary Guarantors and their officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any Subsidiary Guarantor or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

               12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, care of Salomon Brothers Inc, at Seven World Trade Center, New York, New York, 10048; or, if sent to the Company or any Subsidiary Guarantor, will be mailed, delivered or telegraphed and confirmed to it at 4590 N.W. 36th Street, Building 23, Miami International Airport, Miami, Florida 33122, attention of the legal department.

               13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

               14. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

               If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the Subsidiary Guarantors and the several Underwriters.

                                   Very truly yours,

                                   Greenwich Air Services, Inc.


                                   By:
                                      ---------------------------------------
                                        [Title]


                                   Greenwich Turbine, Inc.


                                   By:
                                      ---------------------------------------
                                        [Title]


                                   Gas Turbine Corporation


                                   By:
                                      ---------------------------------------
                                        [Title]


                                   Gas Turbine Test Corporation


                                   By:
                                      ---------------------------------------
                                        [Title]


                                   Greenwich Foreign Sales Corporation


                                   By:
                                      ---------------------------------------
                                        [Title]


                                   GASI Engine Services Corporation


                                   By:
                                      ---------------------------------------
                                        [Title]

                                   Greenwich Air Services-Texas, L.P.


                                   By:
                                      ---------------------------------------
                                        [Title]


                                   McAllen Components, L.P.


                                   By:
                                      ---------------------------------------
                                        [Title]




The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

Salomon Brothers Inc
Oppenheimer & Co., Inc.
Dillon, Read & Co. Inc.




By:       Salomon Brothers Inc


By:    . . . . . . . . . . . . . . . .
                    Vice President

For themselves and the other
several Underwriters named in
Schedule I to the foregoing
Agreement.

                                   SCHEDULE I

                                           PRINCIPAL AMOUNT
                                            OF SECURITIES
        UNDERWRITERS                       TO BE PURCHASED
        -----------                        ----------------

Salomon Brothers Inc  . . . . . . . . . .

Oppenheimer & Co., Inc. . . . . . . . . .

Dillon, Read & Co. Inc. . . . . . . . . .

                                          -------------
          Total . . . . . . . . . . . . . $ 150,000,000
                                          -------------
                                          -------------